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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                                 APRIL 2, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

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                          AG-CHEM EQUIPMENT CO., INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
       MINNESOTA                           0-25360                                      41-0872842
(STATE OF INCORPORATION)            (COMMISSION FILE NUMBER)              (I.R.S. EMPLOYER IDENTIFICATION NO.)
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                         5720 SMETANA DRIVE, SUITE 100
                        MINNETOKA, MINNESOTA 55343-9688
                        (ADDRESS OF PRINCIPAL EXECUTIVE
                          OFFICES INCLUDING ZIP CODE)

                                 (952) 933-9006

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS

         This Current Report on Form 8-K is being filed in order to collect in, and file as, one document the materials included as Exhibits 99.1 through 99.6 to facilitate their incorporation by reference into other documents. All of the materials included in Exhibits 99.1 through 99.6 previously have been filed, and the materials included in Exhibit 99.1 summarizes certain information contained in the Form S-4 (File No. 333-52304) of AGCO Corporation.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Exhibits

99.1 Description of Ag-Chem Equipment Co., Inc. and the acquisition of Ag-Chem by AGCO Corporation.

99.2 Consolidated Financial Statements of Ag-Chem Equipment Co., Inc. as of September 30, 2000 and 1999 and for each of the years in the three-year period ended September 30, 2000.

99.3 Ag-Chem's Management's Discussion and Analysis of Financial Condition and Results of Operations as of September 30, 2000 and 1999, and for each of the years in the three-year period ended September 30, 2000.

99.4 Unaudited Consolidated Financial Statements of Ag-Chem Equipment Co., Inc. for the quarterly periods ended December 31, 2000 and 1999.

99.5 Ag-Chem's Management's Discussion and Analysis of Financial Condition and Results of Operations for the quarterly periods ended December 31, 2000 and 1999.

99.6 Financial Statements of Redball LLC as of and for the year ended September 30, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Ag-Chem Equipment Co., Inc.


                                  By: /s/ John C. Retherford
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                                       Name:    John C. Retherford
                                       Title:   Senior Vice President and
                                                Chief Financial Officer


Dated:  April 2, 2001


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                                 EXHIBIT INDEX

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Exhibit  Description
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99.1     Description of Ag-Chem Equipment Co., Inc. and the acquisition of Ag-Chem by AGCO Corporation.

99.2     Consolidated Financial Statements of Ag-Chem Equipment Co., Inc. as of September 30, 2000 and 1999 and
         for each of the years in the three-year period ended September 30, 2000.

99.3     Ag-Chem's Management's Discussion and Analysis of Financial Condition and Results of Operations as of
         September 30, 2000 and 1999, and for each of the years in the three-year period ended September 30, 2000.

99.4     Unaudited Consolidated Financial Statements of Ag-Chem Equipment Co., Inc. for the quarterly periods ended December 31, 2000 and 1999.

99.5     Ag-Chem's Management's Discussion and Analysis of Financial Condition and Results of Operations for the
         quarterly periods ended December 31, 2000 and 1999.

99.6     Financial Statements of Redball LLC as of and for the year ended September 30, 2000.
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